                                                                    EXHIBIT 99.1
                      SHEFFIELD'S CURRENT PRODUCT PIPELINE

PRODUCT                                               NON-CLINICAL                                          CLINICAL
----------------------------------------------------------------------------------------------------------------------------------
                                      FORMULATION       PILOT STUDIES      IND            PHASEI/IIA       PHASE IIB     PHASE III
                                  ------------------  -----------------   -----        ---------------  ---------------  ---------
Respiratory:
  MSI - albuterol                 -------------------------------------------------------------------------------------   (To begin
                                                                                                                           Q2'01)
  MSI - ipratropium               --------------------------------------------------------------------    (To begin
                                                                                                           Q1'01)
  MSI - cromolyn                  ---------------------------------------------            (To begin
                                                                                            Q1'01)
  MSI - Nano-steroid              -------------------------------------   (To be filed
                                                                           Q1'01)
  Unit-dose-Nano-steroid          -------------------------------------   (To be filed
                                                                           Q4'01)
  ADDS - Nano-steroid             -------------------------------------   (To be filed
                                                                           Q1'01)
  ADDS - respiratory              -------------------------------------   (To be filed
         product                                                           Q1'01)

Systemic:
  MSI - morphine                 --------------------------------------    (To be outlicensed in FY2001)

 ADDS - ergotamine               --------------------------------------    (To be outlicensed in FY2001)

                    UPCOMING PRODUCT DEVELOPMENT MILESTONES

           REMAINDER OF 2000                        FIRST HALF OF 2001
           -----------------                        ------------------

 .  Conduct MSI-albuterol (adult) End of   .  Initiate MSI-albuterol Phase III
   Phase II Meeting with FDA                 adult trial

 .  Complete MSI-albuterol Phase I/IIa     .  Complete MSI-ipratropium Phase IIb
   pediatric trial                           trial

 .  File IND for Unit Dose-nanosteroid     .  File IND and complete MSI-cromolyn
                                             Phase I/IIa trial

                                          .  File IND and complete MSI-
                                             nanosteroid Phase I/IIa trial

                                          .  Complete Unit Dose-nanosteroid
                                             Phase I/IIa trial

                                          .  File IND and complete ADDS-patent
                                             extension respiratory product
                                             Phase I/IIa trial

                           OTHER UPCOMING MILESTONES

             REMAINDER OF 2000                             2001
             -----------------                             ----

 .  Initiate program for development of new  .  Initiate program for development
   ADDS-respiratory product                    of macromolecule/protein delivery

 .  Initiate program for development of      .  Acquire access to complementary
   additional systemic compound                delivery technologies